May 10, 2001


                               MPAM FUNDS TRUST

                           SUPPLEMENT TO PROSPECTUS

                           DATED SEPTEMBER 21, 2000

   At a meeting of the Board of Trustees of the MPAM Funds Trust (the "Trust") held on May 9, 2001, the Board approved a proposal to designate existing shares of each series of the Trust (each, an "MPAM Fund" and collectively, the "MPAM Funds") as "MPAM" shares and to authorize each MPAM Fund to issue a second class of shares to be designated as "Investor" shares, effective on or about July 11, 2001 (the "Effective Date" ). MPAM shares generally would be offered only to Mellon Private Asset Management clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. ("Mellon Bank") or Boston Safe Deposit and Trust Company (" Boston Safe" ), or their bank affiliates (collectively, "MPAM Clients"). Investor shares generally would be offered only to MPAM Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold MPAM Fund shares, and to non-MPAM Client individuals or entities that receive a transfer of MPAM Fund shares from an MPAM Client (collectively, "Individual Clients"), except that Individual Clients of an MPAM Fund on the day prior to the Effective Date will continue to be eligible to purchase MPAM shares of that MPAM Fund for their then-existing accounts.

   At a Board meeting scheduled to be held prior to the Effective Date, the Board of Trustees of the Trust will be asked to consider adopting a shareholder services plan for each MPAM Fund's Investor class pursuant to which each MPAM Fund will pay its distributor, Dreyfus Service Corporation, a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to the Investor class for providing shareholder services to the holders of Investor
shares    of    the    MPAM    Funds.

   In connection with the adoption of a two-class structure, beginning on the Effective Date, MPAM shares will automatically convert to Investor shares under certain circumstances. If a holder of MPAM shares ceases to be an MPAM Client and wishes to continue to hold MPAM Fund shares conversion to Investor shares will occur upon the termination of the relationship by virtue of which the holder was an MPAM Client. In addition, if a holder of MPAM shares directs that such shares be transferred to a person or entity who is not an MPAM Client
(other than an Individual Client on the day prior to the Effective Date, as discussed above), conversion to Investor shares will occur upon such transfer.
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   THE  FOLLOWING  INFORMATION  SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION
CONTAINED IN THE TRUST'S PROSPECTUS.

   Lawrence R. Dunn serves as the primary portfolio manager of MPAM Short-Term U.S. Government Securities Fund.

                                                                      MPAMs0501